UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2012

Date of reporting period:	January 1, 2012 — June 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|12

Semiannual report

Putnam VT Global Equity Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

Stock markets around the world continue to exhibit volatility due to Europe’s unresolved sovereign debt crisis, China’s decelerating economy, and slower-than-expected economic growth in the United States.

At the end of June, however, the European summit in Brussels offered evidence that policymakers were taking positive steps toward resolving the eurozone’s debt crisis. Although a lasting resolution remains to be seen, investors were heartened by the European developments, and the rally that came on the final day of the month pushed stocks to their best June in more than a decade. This performance followed a sharp market sell-off in May.

Putnam’s fundamental, bottom-up investment approach is well suited to uncovering opportunities in today’s volatile market environment, while seeking to guard against downside risk. In this climate, it is also important to rely on the expertise of your financial advisor, who can help you maintain a long-term focus and balanced investment approach.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 6/30/12)

Investment objective

Capital appreciation

Net asset value June 30, 2012

Class IA: $10.68	Class IB: $10.61

Total return at net asset value

(as of 6/30/12)‡	Class IA shares*	Class IB shares†	MSCI World Index (ND)

6 months	6.85%	6.70%	5.91%

1 year	–8.83	–8.98	–4.98

5 years	–23.22	–24.12	–13.93
Annualized	–5.15	–5.37	–2.96

10 years	55.98	52.29	65.70
Annualized	4.55	4.30	5.18

Life	211.10	197.79	281.37
Annualized	5.25	5.05	6.22

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: May 1, 1990.

† Class inception date: April 30, 1998.

‡ Recent performance may have benefited from one or more legal settlements.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 6/30/12. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any.

Putnam VT Global Equity Fund 1

Report from your fund’s manager

How would you describe the investment climate for global equities during the period?

In the first half of the period, investors expressed increasing enthusiasm about a broad variety of global stocks. With this renewed interest, many stocks rose sharply over the first three months of 2012. The ensuing three months were the polar opposite, however, as macroeconomic fears again overwhelmed the global investment stage. With anxiety flaring up over a possible Greek exit from the eurozone and troubled real estate markets in Spain leading to a government-led bailout, stocks fell indiscriminately through much of the second quarter of 2012.

What about markets like Japan? Did Japan fare any better than Europe?

Japan held some moderately positive signs for investors. It appears, for example, that the Japanese government and Bank of Japan are more serious about trying to prevent the yen from strengthening significantly further, which would be an important tailwind for export-focused companies. In addition, despite slowdowns in most of the global economy, Japan’s growth has been relatively stable and has even shown moderate acceleration. When we combine these conditions with the fact that Japanese companies are near 30-year valuation lows, a number of Japanese equities appear especially attractive at this juncture, in my view.

How did emerging markets perform in this environment?

China’s growth disappointed due to a slowdown in infrastructure building. Unsurprisingly, this slowdown weighed on the growth prospects of a variety of countries and companies around the world that have benefited from China’s growth. For instance, Brazil, whose commodities export markets are leveraged to China’s growth, suffered a pullback in the quarter. Combined with the risk-averse sentiment that dominated global markets in the second calendar quarter, China’s slowdown led emerging-market stocks — especially when their representative indexes are adjusted for recent local currency weakness — to underperform most areas of the global markets.

Which strategies helped performance?

Despite prevailing market volatility, the portfolio was helped by certain positions among U.S. housing stocks, emerging-market consumer-oriented companies, and financials.

Global financials, to take one investment theme, continue to harbor a variety of undervalued opportunities, in our view. With pervasively low rates, historically depressed valuations, and developed economies in an already weak state, financials may provide a substantial amount of upside potential.

Which strategies or holdings detracted from performance?

Select technology companies that we think have substantial upside potential did not perform as well as we expected, while some other household tech names that we do not emphasize as much in our portfolio performed relatively better. In addition, energy companies suffered broadly on declining oil prices, while some of the portfolio’s positions in chemical and mining companies detracted from returns, particularly as the demand for commodities and precious metals like gold stalled in the face of China’s economic slowdown. Furthermore, as European financials suffered from the broad-based flight to quality, certain positions in that sector detracted from returns.

What is your outlook for the global economy and stock markets?

I expect that economies will continue to slow around the globe for the balance of 2012. Given that outlook, we may see more earnings disappointments than positive surprises in that time frame. However, if there is a silver lining in today’s low-growth environment and volatile market conditions, it is that we believe stock prices already reflect a lot of bad news — perhaps to an excessive degree. In other words, while we may have more headwinds of negative data, I also think it is likely we will see sharply positive reversals in certain areas of equity market performance. And ultimately, I believe stock markets will begin to recover sustainably before the economy does.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager R. Shepherd Perkins is Co-Head of International Equities at Putnam. A CFA charterholder, he joined Putnam in 2011 and has been in the investment industry since 1993.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Global Equity Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2012, to June 30, 2012. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/12		for the 6 months ended 6/30/12

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.83	$6.12	$4.72	$5.97

Ending value
(after expenses)	$1,068.50	$1,067.00	$1,020.19	$1,018.95

Annualized
expense ratio	0.94%	1.19%	0.94%	1.19%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/12. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Global Equity Fund 3

The fund’s portfolio 6/30/12 (Unaudited)

COMMON STOCKS (99.0%)*	Shares	Value

Aerospace and defense (2.1%)
Honeywell International, Inc.	30,500	$1,703,120

MTU Aero Engines Holding AG (Germany)	17,111	1,256,365

Precision Castparts Corp.	6,000	986,940

		3,946,425
Air freight and logistics (0.9%)
FedEx Corp.	19,600	1,795,556

		1,795,556
Auto components (0.9%)
Johnson Controls, Inc. S	63,600	1,762,356

		1,762,356
Automobiles (2.4%)
Ford Motor Co. S	128,900	1,236,151

Nissan Motor Co., Ltd. (Japan)	343,700	3,255,079

		4,491,230
Beverages (1.6%)
Anheuser-Busch InBev NV (Belgium)	38,059	2,958,811

		2,958,811
Building products (0.6%)
Owens Corning, Inc. †	40,400	1,153,016

		1,153,016
Capital markets (2.7%)
Blackstone Group LP (The)	83,700	1,093,959

Charles Schwab Corp. (The) S	115,100	1,488,243

Deutsche Bank AG (Germany) S	20,000	723,400

Morgan Stanley	49,500	722,205

State Street Corp. S	25,200	1,124,928

		5,152,735
Chemicals (4.6%)
CF Industries Holdings, Inc. S	10,900	2,111,766

Georgia Gulf Corp. †	38,400	985,728

Lanxess AG (Germany)	13,173	830,937

Monsanto Co.	41,000	3,393,980

Tronox, Ltd. Class A † S	11,900	1,436,568

		8,758,979
Commercial banks (4.7%)
Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	133,115	959,407

Kasikornbank PCL NVDR (Thailand)	196,100	1,005,514

Mitsubishi UFJ Financial Group, Inc. (Japan)	217,400	1,040,431

Sberbank of Russia ADR (Russia)	176,273	1,917,399

Siam Commercial Bank PCL (Thailand)	218,100	1,009,468

UniCredit SpA (Italy) †	198,019	750,345

Wells Fargo & Co.	67,402	2,253,923

		8,936,487
Communications equipment (0.8%)
Qualcomm, Inc.	26,000	1,447,680

		1,447,680
Computers and peripherals (2.9%)
Apple, Inc. †	6,200	3,620,800

Asustek Computer, Inc. (Taiwan)	110,500	1,022,145

Gemalto NV (Netherlands)	12,564	903,556

		5,546,501
Construction and engineering (0.4%)
KBR, Inc.	31,600	780,836

		780,836
Consumer finance (0.9%)
Capital One Financial Corp.	32,000	1,749,120

		1,749,120
Diversified financial services (2.9%)
Citigroup, Inc.	29,600	811,336

JPMorgan Chase & Co.	98,000	3,501,540

ORIX Corp. (Japan)	13,270	1,235,149

		5,548,025

COMMON STOCKS (99.0%)* cont.	Shares	Value

Diversified telecommunication services (4.1%)
CenturyLink, Inc.	29,300	$1,157,057

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	69,100	3,210,535

Verizon Communications, Inc.	65,600	2,915,264

Ziggo NV (Netherlands) †	13,573	433,947

		7,716,803
Electrical equipment (0.6%)
Mitsubishi Electric Corp. (Japan)	144,000	1,200,174

		1,200,174
Electronic equipment, instruments, and components (1.1%)
Hon Hai Precision Industry Co., Ltd. (Taiwan)	352,000	1,061,404

TE Connectivity, Ltd. (Switzerland)	33,000	1,053,030

		2,114,434
Energy equipment and services (1.9%)
National Oilwell Varco, Inc. S	23,700	1,527,228

Oceaneering International, Inc.	20,440	978,258

Oil States International, Inc. † S	15,300	1,012,860

		3,518,346
Food and staples retail (1.0%)
Lawson, Inc. (Japan)	26,100	1,826,024

		1,826,024
Food products (1.5%)
Danone (France)	18,480	1,147,282

Kerry Group PLC Class A (Ireland)	21,828	955,585

Post Holdings, Inc. †	21,478	660,449

		2,763,316
Gas utilities (0.8%)
Tokyo Gas Co., Ltd. (Japan)	288,000	1,470,835

		1,470,835
Health-care equipment and supplies (1.3%)
Covidien PLC (Ireland)	25,600	1,369,600

Stryker Corp. S	19,500	1,074,450

		2,444,050
Health-care providers and services (4.4%)
Aetna, Inc.	72,500	2,810,825

Express Scripts Holding Co. †	35,500	1,981,965

SXC Health Solutions Corp. (Canada) † S	15,300	1,517,913

UnitedHealth Group, Inc.	34,600	2,024,100

		8,334,803
Hotels, restaurants, and leisure (1.8%)
Compass Group PLC (United Kingdom)	243,537	2,554,516

TUI Travel PLC (United Kingdom)	328,505	876,617

		3,431,133
Household durables (2.8%)
Lennar Corp. Class A S	38,000	1,174,580

Persimmon PLC (United Kingdom)	80,435	769,686

PulteGroup, Inc. †	104,100	1,113,870

Standard Pacific Corp. † S	201,200	1,245,428

Toll Brothers, Inc. † S	36,300	1,079,199

		5,382,763
Independent power producers and energy traders (0.6%)
Electric Power Development Co. (Japan)	45,600	1,195,898

		1,195,898
Industrial conglomerates (0.8%)
Tyco International, Ltd.	29,000	1,532,650

		1,532,650
Insurance (3.7%)
Aflac, Inc.	30,800	1,311,772

Aon PLC (United Kingdom)	34,500	1,613,910

Assured Guaranty, Ltd. (Bermuda)	61,400	865,740

Marsh & McLennan Cos., Inc.	51,400	1,656,622

Prudential PLC (United Kingdom)	133,640	1,548,404

		6,996,448

4 Putnam VT Global Equity Fund

COMMON STOCKS (99.0%)* cont.	Shares	Value

Internet and catalog retail (2.0%)
Amazon.com, Inc. †	6,100	$1,392,935

HomeAway, Inc. † S	61,100	1,328,314

Priceline.com, Inc. †	1,500	996,780

		3,718,029
Internet software and services (1.8%)
Baidu, Inc. ADR (China) † S	10,900	1,253,282

Telecity Group PLC (United Kingdom) †	166,460	2,095,763

		3,349,045
IT Services (0.7%)
Accenture PLC Class A	22,200	1,333,998

		1,333,998
Leisure equipment and products (0.4%)
Sankyo Co., Ltd. (Japan)	16,700	814,797

		814,797
Machinery (0.7%)
Stanley Black & Decker, Inc. S	19,900	1,280,764

		1,280,764
Media (0.5%)
Major Cineplex Group PCL (Thailand)	1,810,600	991,953

		991,953
Metals and mining (0.6%)
Fortescue Metals Group, Ltd. (Australia)	205,400	1,049,739

		1,049,739
Multiline retail (0.5%)
Mitra Adiperkasa Tbk PT (Indonesia)	1,365,500	1,046,499

		1,046,499
Oil, gas, and consumable fuels (10.0%)
BG Group PLC (United Kingdom)	256,271	5,245,312

Cabot Oil & Gas Corp.	34,500	1,359,300

Canadian Natural Resources, Ltd. (Canada)	29,000	778,650

Inpex Corp. (Japan)	250	1,401,580

Marathon Oil Corp.	62,700	1,603,239

Noble Energy, Inc.	14,200	1,204,444

Origin Energy, Ltd. (Australia)	91,815	1,154,890

Royal Dutch Shell PLC Class A (United Kingdom)	108,754	3,675,019

Southwestern Energy Co. †	31,000	989,830

Tullow Oil PLC (United Kingdom)	64,413	1,486,926

		18,899,190
Personal products (0.3%)
Avon Products, Inc.	35,300	572,213

		572,213
Pharmaceuticals (5.7%)
Astellas Pharma, Inc. (Japan)	43,500	1,900,077

Pfizer, Inc.	170,603	3,923,869

Sanofi (France)	40,009	3,033,925

Shire PLC (Ireland)	66,623	1,914,793

		10,772,664
Professional services (0.6%)
Verisk Analytics, Inc. Class A †	22,900	1,128,054

		1,128,054
Real estate management and development (3.4%)
BR Malls Participacoes SA (Brazil)	65,200	746,627

BR Properties SA (Brazil)	64,600	762,270

CBRE Group, Inc. Class A †	54,700	894,892

Hongkong Land Holdings, Ltd. (Hong Kong)	192,000	1,105,608

Hysan Development Co., Ltd. (Hong Kong)	234,000	890,043

Mitsui Fudosan Co., Ltd. (Japan)	59,000	1,144,528

Sun Hung Kai Properties, Ltd. (Hong Kong)	86,000	1,020,502

		6,564,470
Road and rail (0.5%)
Localiza Rent a Car SA (Brazil)	61,300	926,291

		926,291

COMMON STOCKS (99.0%)* cont.			Shares	Value

Semiconductors and semiconductor equipment (3.5%)
Advanced Micro Devices, Inc. † S			124,500	$713,385

Samsung Electronics Co., Ltd. (South Korea)			1,693	1,794,957

SK Hynix, Inc. (South Korea) †			63,500	1,342,232

Spreadtrum Communications, Inc. ADR (China)			41,649	735,105

Texas Instruments, Inc.			70,100	2,011,169

				6,596,848
Software (2.1%)
Konami Corp. (Japan)			68,600	1,558,070

Nuance Communications, Inc. † S			39,100	931,362

Salesforce.com, Inc. † S			10,800	1,493,208

				3,982,640
Specialty retail (3.9%)
AutoZone, Inc. †			2,700	991,359

Best Buy Co., Inc. S			32,700	685,392

Cia Hering (Brazil)			47,900	908,633

Industria de Diseno Textil (Inditex) SA (Spain)			10,895	1,126,866

Kingfisher PLC (United Kingdom)			289,997	1,311,226

Lowe’s Cos., Inc.			86,300	2,454,372

				7,477,848
Textiles, apparel, and luxury goods (1.1%)
Coach, Inc. S			19,900	1,163,752

Hanesbrands, Inc. † S			30,600	848,538

				2,012,290
Tobacco (4.5%)
Japan Tobacco, Inc. (Japan)			134,700	3,991,640

Lorillard, Inc.			9,400	1,240,330

Philip Morris International, Inc.			38,900	3,394,413

				8,626,383
Trading companies and distributors (0.9%)
W.W. Grainger, Inc. S			9,200	1,759,408

				1,759,408
Water utilities (0.5%)
United Utilities Group PLC (United Kingdom)			87,949	930,550

				930,550

Total common stocks (cost $177,809,460)				$187,789,107

WARRANTS (0.3%)* †	Expiration date	Strike price	Warrants	Value

LIC Housing Finance,
Ltd. 144A (India)	6/3/14	$0.000001	110,558	$534,623

Total warrants (cost $503,092)				$534,623

SHORT-TERM INVESTMENTS (13.4%)*		Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.22% [d]			23,569,875	$23,569,875

SSgA Prime Money Market Fund 0.09% P			574,507	574,507

U.S. Treasury Bills with an effective yield
of 0.182%, April 4, 2013			$50,000	49,933

U.S. Treasury Bills with an effective yield
of 0.172%, May 30, 2013 ##			280,000	279,510

U.S. Treasury Bills with an effective yield
of 0.171%, March 7, 2013			100,000	99,888

U.S. Treasury Bills with effective yields ranging
from 0.174% to 0.187%, May 2, 2013 ##			868,000	866,628

Total short-term investments (cost $25,440,407)				$25,440,341

Total investments (cost $203,752,959)				$213,764,071

Putnam VT Global Equity Fund 5

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
NVDR	Non-voting Depository Receipt

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2012 through June 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $189,743,686.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $321,285 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY*

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	51.4%	Australia	1.2%

Japan	13.3	Spain	1.1

United Kingdom	11.7	Taiwan	1.1

Ireland	2.2	China	1.0

France	2.2	Russia	1.0

Brazil	1.8	Netherlands	0.7

South Korea	1.7	Switzerland	0.6

Hong Kong	1.6	Indonesia	0.6

Thailand	1.6	Bermuda	0.5

Belgium	1.6	Other	0.4

Germany	1.5	Total	100.0%

Canada	1.2

* Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $334,848,142) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	7/18/12	$3,856,587	$3,666,235	$(190,352)

	Canadian Dollar	Sell	7/18/12	619,775	606,894	(12,881)

	Euro	Sell	7/18/12	1,299,062	1,281,820	(17,242)

	Norwegian Krone	Sell	7/18/12	804,574	784,056	(20,518)

	Swiss Franc	Buy	7/18/12	1,254,603	1,237,268	17,335

Barclays Bank PLC

	British Pound	Buy	7/18/12	976,616	967,684	8,932

	British Pound	Sell	7/18/12	976,616	958,423	(18,193)

	British Pound	Sell	8/16/12	976,542	967,621	(8,921)

	Canadian Dollar	Buy	7/18/12	349,065	344,781	4,284

	Canadian Dollar	Sell	7/18/12	349,065	341,912	(7,153)

	Canadian Dollar	Sell	8/16/12	348,842	344,597	(4,245)

	Euro	Buy	7/18/12	2,724,690	2,682,406	42,284

	Euro	Sell	7/18/12	2,724,690	2,677,287	(47,403)

	Euro	Buy	8/16/12	2,725,410	2,677,954	47,456

	Hong Kong Dollar	Buy	7/18/12	599,488	599,370	118

	Japanese Yen	Buy	7/18/12	1,210,395	1,235,547	(25,152)

	Japanese Yen	Sell	7/18/12	1,210,395	1,218,781	8,386

	Japanese Yen	Buy	8/16/12	1,210,877	1,219,334	(8,457)

	Norwegian Krone	Buy	7/18/12	16,129	15,733	396

	Norwegian Krone	Sell	7/18/12	16,129	15,818	(311)

	Norwegian Krone	Buy	8/16/12	16,113	15,804	309

	Swedish Krona	Buy	7/18/12	716,167	687,747	28,420

	Swedish Krona	Sell	7/18/12	716,167	701,816	(14,351)

	Swedish Krona	Buy	8/16/12	715,405	701,181	14,224

	Swiss Franc	Buy	7/18/12	215,213	212,407	2,806

6 Putnam VT Global Equity Fund

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $334,848,142) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Swiss Franc	Sell	7/18/12	$215,213	$211,238	$(3,975)

	Swiss Franc	Buy	8/16/12	215,367	211,435	3,932

Citibank, N.A.

	Australian Dollar	Buy	7/18/12	1,186,595	1,126,611	59,984

	Australian Dollar	Sell	7/18/12	1,186,595	1,164,947	(21,648)

	Australian Dollar	Buy	8/16/12	1,183,383	1,161,917	21,466

	British Pound	Buy	7/18/12	364,900	361,476	3,424

	British Pound	Sell	7/18/12	364,900	357,985	(6,915)

	British Pound	Sell	8/16/12	364,872	361,455	(3,417)

	Canadian Dollar	Buy	7/18/12	1,094,327	1,071,975	22,352

	Canadian Dollar	Sell	7/18/12	1,094,327	1,080,570	(13,757)

	Canadian Dollar	Buy	8/16/12	1,093,626	1,079,848	13,778

	Danish Krone	Buy	7/18/12	751,663	743,632	8,031

	Euro	Buy	7/18/12	3,510,405	3,461,897	48,508

	Euro	Sell	7/18/12	3,510,405	3,447,862	(62,543)

	Euro	Buy	8/16/12	3,511,333	3,448,750	62,583

	Norwegian Krone	Buy	7/18/12	615,658	603,932	11,726

	Norwegian Krone	Sell	7/18/12	615,658	600,370	(15,288)

	Norwegian Krone	Sell	8/16/12	615,016	603,336	(11,680)

	Singapore Dollar	Sell	7/18/12	481,703	477,166	(4,537)

	Swedish Krona	Buy	7/18/12	232,789	228,147	4,642

	Swedish Krona	Sell	7/18/12	232,789	223,626	(9,163)

	Swedish Krona	Sell	8/16/12	232,541	227,905	(4,636)

	Swiss Franc	Buy	7/18/12	4,613,808	4,555,359	58,449

	Swiss Franc	Sell	7/18/12	4,613,808	4,529,436	(84,372)

	Swiss Franc	Buy	8/16/12	4,617,092	4,533,376	83,716

Credit Suisse AG

	Australian Dollar	Buy	7/18/12	1,169,731	1,111,258	58,473

	Australian Dollar	Sell	7/18/12	1,169,731	1,148,162	(21,569)

	Australian Dollar	Buy	8/16/12	1,166,564	1,145,198	21,366

	British Pound	Buy	7/18/12	802,153	794,576	7,577

	British Pound	Sell	7/18/12	802,153	786,862	(15,291)

	British Pound	Sell	8/16/12	802,092	794,525	(7,567)

	Canadian Dollar	Buy	7/18/12	894,805	877,068	17,737

	Canadian Dollar	Sell	7/18/12	894,805	883,471	(11,334)

	Canadian Dollar	Buy	8/16/12	894,232	883,000	11,232

	Euro	Buy	7/18/12	1,780,895	1,756,047	24,848

	Euro	Sell	7/18/12	1,780,895	1,750,432	(30,463)

	Euro	Buy	8/16/12	1,781,366	1,750,869	30,497

	Japanese Yen	Buy	7/18/12	2,598,880	2,615,831	(16,951)

	Japanese Yen	Sell	7/18/12	2,598,880	2,652,732	53,852

	Japanese Yen	Sell	8/16/12	2,599,915	2,617,018	17,103

	Norwegian Krone	Buy	7/18/12	2,580,461	2,515,354	65,107

	Norwegian Krone	Sell	7/18/12	2,580,461	2,532,317	(48,144)

	Norwegian Krone	Buy	8/16/12	2,577,772	2,529,522	48,250

	Swiss Franc	Buy	7/18/12	975,205	961,920	13,285

	Swiss Franc	Sell	7/18/12	975,205	956,778	(18,427)

	Swiss Franc	Buy	8/16/12	975,899	957,610	18,289

Deutsche Bank AG

	Australian Dollar	Buy	7/18/12	3,250,208	3,185,029	65,179

	Australian Dollar	Sell	7/18/12	3,250,208	3,084,156	(166,052)

	Australian Dollar	Sell	8/16/12	3,241,408	3,176,634	(64,774)

Putnam VT Global Equity Fund 7

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $334,848,142) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.

	British Pound	Buy	7/18/12	$746,243	$739,439	$6,804

	British Pound	Sell	7/18/12	746,243	732,381	(13,862)

	British Pound	Sell	8/16/12	746,187	739,391	(6,796)

	Canadian Dollar	Buy	7/18/12	1,250,646	1,224,712	25,934

	Canadian Dollar	Sell	7/18/12	1,250,646	1,234,170	(16,476)

	Canadian Dollar	Buy	8/16/12	1,249,845	1,233,464	16,381

	Euro	Buy	7/18/12	2,836,446	2,796,893	39,553

	Euro	Sell	7/18/12	2,836,446	2,787,379	(49,067)

	Euro	Buy	8/16/12	2,837,196	2,788,103	49,093

Goldman Sachs International

	Australian Dollar	Buy	7/18/12	1,397,341	1,326,854	70,487

	Australian Dollar	Sell	7/18/12	1,397,341	1,371,438	(25,903)

	Australian Dollar	Buy	8/16/12	1,393,558	1,367,815	25,743

	Euro	Buy	7/18/12	553,089	545,673	7,416

	Euro	Sell	7/18/12	553,089	543,410	(9,679)

	Euro	Buy	8/16/12	553,235	543,554	9,681

	Japanese Yen	Buy	7/18/12	1,252,293	1,260,937	(8,644)

	Japanese Yen	Sell	7/18/12	1,252,293	1,278,365	26,072

	Japanese Yen	Sell	8/16/12	1,252,792	1,261,541	8,749

	Norwegian Krone	Buy	7/18/12	3,809,156	3,735,008	74,148

	Norwegian Krone	Sell	7/18/12	3,809,156	3,712,835	(96,321)

	Norwegian Krone	Sell	8/16/12	3,805,186	3,731,381	(73,805)

	Swedish Krona	Buy	7/18/12	137,792	134,999	2,793

	Swedish Krona	Sell	7/18/12	137,792	132,377	(5,415)

	Swedish Krona	Sell	8/16/12	137,646	134,871	(2,775)

HSBC Bank USA, National Association

	Australian Dollar	Buy	7/18/12	3,800,681	3,726,137	74,544

	Australian Dollar	Sell	7/18/12	3,800,681	3,613,163	(187,518)

	Australian Dollar	Sell	8/16/12	3,790,392	3,716,655	(73,737)

	British Pound	Buy	7/18/12	2,614,122	2,566,261	47,861

	British Pound	Sell	7/18/12	2,614,122	2,590,598	(23,524)

	British Pound	Buy	8/16/12	2,613,924	2,590,515	23,409

	Euro	Buy	7/18/12	3,685,317	3,622,279	63,038

	Euro	Sell	7/18/12	3,685,317	3,636,401	(48,916)

	Euro	Sell	8/16/12	3,686,292	3,623,153	(63,139)

	Hong Kong Dollar	Sell	7/18/12	333,182	333,165	(17)

	Norwegian Krone	Buy	7/18/12	2,073,223	2,021,924	51,299

	Norwegian Krone	Sell	7/18/12	2,073,223	2,032,565	(40,658)

	Norwegian Krone	Buy	8/16/12	2,071,062	2,030,391	40,671

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	7/18/12	5,672,252	5,388,398	283,854

	Australian Dollar	Sell	7/18/12	5,672,252	5,569,325	(102,927)

	Australian Dollar	Buy	8/16/12	5,656,895	5,554,895	102,000

	British Pound	Buy	7/18/12	754,074	747,240	6,834

	British Pound	Sell	7/18/12	754,074	757,212	3,138

	British Pound	Sell	8/16/12	754,017	747,192	(6,825)

	Canadian Dollar	Buy	7/18/12	1,006,055	993,503	12,552

	Canadian Dollar	Sell	7/18/12	1,006,055	985,439	(20,616)

	Canadian Dollar	Sell	8/16/12	1,005,410	992,964	(12,446)

	Euro	Buy	7/18/12	4,219,928	4,145,411	74,517

	Euro	Sell	7/18/12	4,219,928	4,161,615	(58,313)

	Euro	Sell	8/16/12	4,221,043	4,146,478	(74,565)

8 Putnam VT Global Equity Fund

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $334,848,142) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Hong Kong Dollar	Buy	7/18/12	$90,427	$90,423	$4

	Japanese Yen	Buy	7/18/12	1,242,286	1,251,019	(8,733)

	Japanese Yen	Sell	7/18/12	1,242,286	1,261,244	18,958

	Japanese Yen	Sell	8/16/12	1,242,781	1,251,603	8,822

	Norwegian Krone	Buy	7/18/12	175,089	170,696	4,393

	Norwegian Krone	Sell	7/18/12	175,089	171,584	(3,505)

	Norwegian Krone	Buy	8/16/12	174,906	171,418	3,488

	Singapore Dollar	Buy	7/18/12	1,935,892	1,917,609	18,283

	Swiss Franc	Buy	7/18/12	2,040,311	2,002,586	37,725

	Swiss Franc	Sell	7/18/12	2,040,311	2,014,464	(25,847)

	Swiss Franc	Sell	8/16/12	2,041,764	2,004,307	(37,457)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	7/18/12	5,021,720	4,784,964	236,756

	Australian Dollar	Sell	7/18/12	5,021,720	4,923,227	(98,493)

	Australian Dollar	Buy	8/16/12	5,008,124	4,911,435	96,689

	British Pound	Buy	7/18/12	969,725	962,145	7,580

	British Pound	Sell	7/18/12	969,725	951,698	(18,027)

	British Pound	Sell	8/16/12	483,729	479,144	(4,585)

	Canadian Dollar	Buy	7/18/12	1,486,989	1,457,555	29,434

	Canadian Dollar	Sell	7/18/12	1,486,989	1,469,863	(17,126)

	Canadian Dollar	Buy	8/16/12	1,486,037	1,468,851	17,186

	Euro	Buy	7/18/12	919,621	907,080	12,541

	Euro	Sell	7/18/12	919,621	919,876	255

	Euro	Buy	8/16/12	919,864	920,065	(201)

	Japanese Yen	Buy	7/18/12	1,324,577	1,334,393	(9,816)

	Japanese Yen	Sell	7/18/12	1,324,577	1,351,601	27,024

	Japanese Yen	Sell	8/16/12	1,325,105	1,334,814	9,709

	Swedish Krona	Buy	7/18/12	497,321	477,923	19,398

	Swedish Krona	Sell	7/18/12	497,321	486,791	(10,530)

	Swedish Krona	Buy	8/16/12	496,792	486,351	10,441

	Swiss Franc	Buy	7/18/12	138,803	136,194	2,609

	Swiss Franc	Sell	7/18/12	138,803	137,019	(1,784)

	Swiss Franc	Sell	8/16/12	138,902	136,311	(2,591)

State Street Bank and Trust Co.

	Australian Dollar	Buy	7/18/12	357,307	350,754	6,553

	Australian Dollar	Sell	7/18/12	357,307	339,374	(17,933)

	Australian Dollar	Sell	8/16/12	356,340	349,845	(6,495)

	Canadian Dollar	Buy	7/18/12	1,669,721	1,635,961	33,760

	Canadian Dollar	Sell	7/18/12	1,669,721	1,648,570	(21,151)

	Canadian Dollar	Buy	8/16/12	1,668,651	1,647,771	20,880

	Euro	Buy	7/18/12	3,172,729	3,131,896	40,833

	Euro	Sell	7/18/12	3,172,729	3,115,952	(56,777)

	Euro	Buy	8/16/12	3,173,568	3,116,704	56,864

	Israeli Shekel	Buy	7/18/12	541,688	543,301	(1,613)

	Norwegian Krone	Buy	7/18/12	840,580	824,177	16,403

	Norwegian Krone	Sell	7/18/12	840,580	819,354	(21,226)

	Norwegian Krone	Sell	8/16/12	839,704	823,471	(16,233)

	Swedish Krona	Buy	7/18/12	1,581,209	1,519,156	62,053

	Swedish Krona	Sell	7/18/12	1,581,209	1,548,979	(32,230)

	Swedish Krona	Buy	8/16/12	1,579,527	1,547,752	31,775

Putnam VT Global Equity Fund 9

FORWARD CURRENCY CONTRACTS at 6/30/12 (aggregate face value $334,848,142) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG

	Australian Dollar	Buy	7/18/12	$232,515	$228,239	$4,276

	Australian Dollar	Sell	7/18/12	232,515	220,887	(11,628)

	Australian Dollar	Sell	8/16/12	231,887	227,646	(4,241)

	British Pound	Buy	7/18/12	975,050	956,538	18,512

	British Pound	Sell	7/18/12	975,050	966,151	(8,899)

	British Pound	Buy	8/16/12	974,976	966,126	8,850

	Canadian Dollar	Buy	7/18/12	2,247,863	2,201,885	45,978

	Canadian Dollar	Sell	7/18/12	2,247,863	2,219,411	(28,452)

	Canadian Dollar	Buy	8/16/12	2,246,423	2,217,927	28,496

	Euro	Buy	7/18/12	1,859,618	1,827,089	32,529

	Euro	Sell	7/18/12	1,859,618	1,834,113	(25,505)

	Euro	Sell	8/16/12	1,860,110	1,827,533	(32,577)

	Norwegian Krone	Buy	7/18/12	2,163,145	2,107,528	55,617

	Norwegian Krone	Sell	7/18/12	2,163,145	2,120,905	(42,240)

	Norwegian Krone	Buy	8/16/12	2,160,890	2,119,118	41,772

	Swiss Franc	Buy	7/18/12	1,621,478	1,600,237	21,241

	Swiss Franc	Sell	7/18/12	1,621,478	1,591,415	(30,063)

	Swiss Franc	Buy	8/16/12	1,622,632	1,592,518	30,114

Westpac Banking Corp.

	Australian Dollar	Buy	7/18/12	1,464,898	1,391,756	73,142

	Australian Dollar	Sell	7/18/12	1,464,898	1,437,600	(27,298)

	Australian Dollar	Buy	8/16/12	1,460,932	1,433,787	27,145

	British Pound	Buy	7/18/12	4,941,963	4,897,176	44,787

	British Pound	Sell	7/18/12	4,941,963	4,848,027	(93,936)

	British Pound	Sell	8/16/12	4,941,588	4,896,734	(44,854)

	Canadian Dollar	Buy	7/18/12	1,424,147	1,395,333	28,814

	Canadian Dollar	Sell	7/18/12	1,424,147	1,406,380	(17,767)

	Canadian Dollar	Buy	8/16/12	1,423,235	1,405,563	17,672

	Euro	Buy	7/18/12	1,693,312	1,663,679	29,633

	Euro	Sell	7/18/12	1,693,312	1,670,522	(22,790)

	Euro	Sell	8/16/12	1,693,760	1,664,134	(29,626)

	Japanese Yen	Buy	7/18/12	1,796,152	1,808,779	(12,627)

	Japanese Yen	Sell	7/18/12	1,796,152	1,833,640	37,488

	Japanese Yen	Sell	8/16/12	1,796,868	1,809,531	12,663

Total						$681,570

10 Putnam VT Global Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$19,373,612	$11,755,286	$—

Consumer staples	5,867,405	10,879,342	—

Energy	9,453,809	12,963,727	—

Financials	22,329,955	12,617,330	—

Health care	14,702,722	6,848,795	—

Industrials	13,046,635	2,456,539	—

Information technology	14,593,019	9,778,127	—

Materials	7,928,042	1,880,676	—

Telecommunication services	4,072,321	3,644,482	—

Utilities	—	3,597,283	—

Total common stocks	111,367,520	76,421,587	—

Warrants	—	534,623	—

Short-term investments	574,507	24,865,834	—

Totals by level	$111,942,027	$101,822,044	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$681,570	$—

Totals by level	$—	$681,570	$—

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Equity Fund 11

Statement of assets and liabilities
6/30/12 (Unaudited)

Assets

Investment in securities, at value, including $23,696,950 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $180,183,084)	$190,194,196

Affiliated issuers (identified cost $23,569,875) (Note 1)	23,569,875

Cash	88,624

Foreign currency (cost $119,624) (Note 1)	118,674

Dividends, interest and other receivables	362,559

Receivable for shares of the fund sold	68,808

Receivable for investments sold	2,191,017

Unrealized appreciation on forward currency contracts (Note 1)	3,566,052

Total assets	220,159,805

Liabilities

Payable for investments purchased	2,894,227

Payable for shares of the fund repurchased	103,872

Payable for compensation of Manager (Note 2)	106,498

Payable for investor servicing fees (Note 2)	20,180

Payable for custodian fees (Note 2)	19,361

Payable for Trustee compensation and expenses (Note 2)	168,783

Payable for administrative services (Note 2)	363

Payable for distribution fees (Note 2)	4,277

Collateral on securities loaned, at value (Note 1)	23,569,875

Collateral on certain derivative contracts, at value (Note 1)	574,507

Unrealized depreciation on forward currency contracts (Note 1)	2,884,482

Other accrued expenses	69,694

Total liabilities	30,416,119

Net assets	$189,743,686

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$310,216,782

Undistributed net investment income (Note 1)	1,198,079

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(132,359,357)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	10,688,182

Total — Representing net assets applicable to capital shares outstanding	$189,743,686

Computation of net asset value Class IA

Net assets	$168,229,993

Number of shares outstanding	15,747,302

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.68

Computation of net asset value Class IB

Net assets	$21,513,693

Number of shares outstanding	2,028,154

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.61

The accompanying notes are an integral part of these financial statements.

12 Putnam VT Global Equity Fund

Statement of operations
Six months ended 6/30/12 (Unaudited)

Investment income

Dividends (net of foreign tax of $122,427)	$2,095,435

Interest (including interest income of $688 from investments in affiliated issuers) (Note 6)	1,128

Securities lending (Note 1)	113,255

Total investment income	2,209,818

Expenses

Compensation of Manager (Note 2)	704,754

Investor servicing fees (Note 2)	101,685

Custodian fees (Note 2)	34,370

Trustee compensation and expenses (Note 2)	8,179

Administrative services (Note 2)	3,384

Distribution fees — Class IB (Note 2)	28,586

Other	83,867

Total expenses	964,825

Expense reduction (Note 2)	(15,317)

Net expenses	949,508

Net investment income	1,260,310

Net realized gain on investments (Notes 1 and 3)	3,037,563

Net realized loss on foreign currency transactions (Note 1)	(398,644)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	968,232

Net unrealized appreciation of investments during the period	8,519,076

Net gain on investments	12,126,227

Net increase in net assets resulting from operations	$13,386,537

Statement of changes in net assets

	Six months ended	Year ended
	6/30/12*	12/31/11

Decrease in net assets

Operations:

Net investment income	$1,260,310	$3,259,456

Net realized gain on investments and foreign currency transactions	2,638,919	4,845,867

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	9,487,308	(17,059,001)

Net increase (decrease) in net assets resulting from operations	13,386,537	(8,953,678)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(3,398,533)	(4,372,674)

Class IB	(374,562)	(549,883)

Increase in capital from settlement payments (Note 8)	—	465

Decrease from capital share transactions (Note 4)	(12,243,225)	(27,648,660)

Total decrease in net assets	(2,629,783)	(41,524,430)

Net assets:

Beginning of period	192,373,469	233,897,899

End of period (including undistributed net investment income of $1,198,079 and $3,710,864, respectively)	$189,743,686	$192,373,469

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Equity Fund 13

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of expenses to average net assets, excluding interest expense (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/12†	$10.18	.07	.64	.71	(.21)	(.21)	—	$10.68	6.85*	$168,230	.47*	.47*	.64*	53*

12/31/11	10.91	.16	(.65)	(.49)	(.24)	(.24)	—[e,f]	10.18	(4.78)	170,081.92		.92	1.48	87

12/31/10	10.13	.16	.86	1.02	(.24)	(.24)	—	10.91	10.22	204,983	.91[g]	.91[g]	1.61	123

12/31/09	7.80	.21	2.14[h]	2.35	(.02)	(.02)	—	10.13	30.16[h]	218,068	.94[i,j]	.93[i]	2.45[i]	103

12/31/08	14.61	.25	(6.75)	(6.50)	(.32)	(.32)	.01[k,l]	7.80	(45.24)	202,810	.88[i]	.88[i]	2.15[i]	100

12/31/07	13.68	.18	1.08	1.26	(.33)	(.33)	—	14.61	9.37	472,265	.89[i]	.89[i]	1.23[i]	86

Class IB

6/30/12†	$10.10	.06	.63	.69	(.18)	(.18)	—	$10.61	6.70*	$21,514	.59*	.59*	.52*	53*

12/31/11	10.82	.14	(.65)	(.51)	(.21)	(.21)	—[e,f]	10.10	(4.95)	22,293	1.17	1.17	1.24	87

12/31/10	10.06	.13	.85	.98	(.22)	(.22)	—	10.82	9.84	28,915	1.16[g]	1.16[g]	1.37	123

12/31/09	7.74	.19	2.13[h]	2.32	—	—	—	10.06	29.97[h]	32,378	1.19[i,j]	1.18[i]	2.20[i]	103

12/31/08	14.48	.22	(6.69)	(6.47)	(.28)	(.28)	.01[k,l]	7.74	(45.35)	29,474	1.13[i]	1.13[i]	1.90[i]	100

12/31/07	13.57	.14	1.07	1.21	(.30)	(.30)	—	14.48	9.02	70,903	1.14[i]	1.14[i]	.99[i]	86

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

f Amount represents less than $0.01 per share.

g Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to less than 0.01% of average net assets for the period ended December 31, 2010.

h Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd. which amounted to $0.08 per share outstanding on March 13, 2009. This payment resulted in an increase to total returns of 1.03% for the year ended December 31, 2009.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

12/31/09	0.04%

12/31/08	0.05

12/31/07	<0.01

j Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.01% of average net assets for the period ended December 31, 2009.

k Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and The Hartford Financial Services Group and the Attorney Generals of New York State, Illinois and Connecticut which amounted to less than $0.01 per share based on the fund’s weighted average number of shares outstanding for the year ended December 31, 2008.

l Reflects a non-recurring reimbursement from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008.

The accompanying notes are an integral part of these financial statements.

14 Putnam VT Global Equity Fund

Notes to financial statements 6/30/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from January 1, 2012 through June 30, 2012.

Putnam VT Global Equity Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in common stocks (growth or value stocks or both) issued by large and midsized companies worldwide that Putnam Management believes have favorable investment potential. The fund may purchase stocks of companies with stock prices that reflect a value that is lower than that which Putnam Management places on the company and may also consider other factors that Putnam Management believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund invests mainly in developed countries, but may also invest in emerging markets.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Putnam VT Global Equity Fund 15

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $216,200,000 on forward currency contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $232,132 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $474,428 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $320,485.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $23,696,950 and the fund received cash collateral of $23,569,875.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2011, the fund had a capital loss carryover of $134,821,695 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$91,718,660	$—	$91,718,660	12/31/16

43,103,035	—	43,103,035	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $203,929,540, resulting in gross unrealized appreciation and depreciation of $19,835,998 and $10,001,467, respectively, or net unrealized appreciation of $9,834,531.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of

16 Putnam VT Global Equity Fund

capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 46.5% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.850%	of the first $5 billion,
0.800%	of the next $5 billion,
0.750%	of the next $10 billion,
0.700%	of the next $10 billion,
0.650%	of the next $50 billion,
0.630%	of the next $50 billion,
0.620%	of the next $100 billion and
0.615%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4 under the expense offset arrangements and by $15,313 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $163, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $103,641,749 and $117,161,534, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/12		Year ended 12/31/11		Six months ended 6/30/12		Year ended 12/31/11

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	23,316	$260,947	100,368	$1,135,044	23,778	$255,759	154,874	$1,752,365

Shares issued in connection with
reinvestment of distributions	296,815	3,398,533	373,733	4,372,674	32,943	374,562	47,322	549,883

	320,131	3,659,480	474,101	5,507,718	56,721	630,321	202,196	2,302,248

Shares repurchased	(1,274,751)	(13,947,641)	(2,558,261)	(28,162,678)	(236,389)	(2,585,385)	(666,248)	(7,295,948)

Net decrease	(954,620)	$(10,288,161)	(2,084,160)	$(22,654,960)	(179,668)	$(1,955,064)	(464,052)	$(4,993,700)

Putnam VT Global Equity Fund 17

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$3,566,052	Payables	$2,884,482

Equity contracts	Investments	534,623	Payables	—

Total		$4,100,675		$2,884,482

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$(409,649)	$(409,649)

Total	$(409,649)	$(409,649)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants*	Forward currency contracts	Total

Foreign exchange contracts	$—	$961,538	$961,538

Equity contracts	73,800	—	$73,800

Total	$73,800	$961,538	$1,035,338

* For the reporting period, the transaction volume for warrants was minimal.

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $688 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $38,376,521 and $39,129,797, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 8 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $363 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $102 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9 — New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011-04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011-04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011-04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the fund’s financial statements.

18 Putnam VT Global Equity Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset  levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

Putnam VT Global Equity Fund 19

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper VP

20 Putnam VT Global Equity Fund

(Underlying Funds) — Global Core Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	4th	4th

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 61, 59 and 50 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the one-year period ended December 31, 2011 had been favorable, expressed concern about your fund’s fourth quartile performance over the three- and five-year periods ended December  31, 2011, and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the five-year period was due in significant part to the fund’s particularly weak performance in 2007 and 2008. They noted Putnam Management’s view that performance in 2007 and 2008 suffered because the portfolio manager’s investment process at the time did not adequately address the economic conditions presented by the financial crisis that began in the third quarter of 2007. The Trustees also considered that performance over the three- and five-year periods had been affected by underperformance in 2010 as a result of the European sovereign debt crisis.

The Trustees also considered steps that Putnam Management had taken to support improved performance. They noted that at the end of January 2011 a new portfolio manager had taken sole responsibility for managing the fund’s investments, and that the fund’s relative performance had improved under this portfolio manager, with the fund ranking in the first quartile for the one-year period ended December 31, 2011. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Putnam VT Global Equity Fund 21

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Ravi Akhoury
Boston, MA 02109	P.O. Box 8383	Barbara M. Baumann
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		John A. Hill
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Elizabeth T. Kennan
Kenneth R. Leibler
Investment Sub-Advisor	Legal Counsel	Robert E. Patterson
The Putnam Advisory Company, LLC	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

This report has been prepared for the shareholders	H506
of Putnam VT Global Equity Fund.	275804 8/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 28, 2012